Exhibit 99.01

Valero Energy Reports First Quarter 2024 Results

•Reported net income attributable to Valero stockholders of $1.2 billion, or $3.75 per share
•Reported adjusted net income attributable to Valero stockholders of $1.3 billion, or $3.82 per share
•Repaid the $167 million outstanding principal balance of its 1.200% Senior Notes that matured on March 15
•Declared a regular quarterly cash dividend of $1.07 per share on January 18
•Returned $1.4 billion to stockholders through dividends and stock buybacks
•Startup of the Diamond Green Diesel Sustainable Aviation Fuel (SAF) project is now expected in the fourth quarter of 2024

SAN ANTONIO, April 25, 2024 – Valero Energy Corporation (NYSE: VLO, “Valero”) today reported net income attributable to Valero stockholders of $1.2 billion, or $3.75 per share, for the first quarter of 2024, compared to $3.1 billion, or $8.29 per share, for the first quarter of 2023. Excluding the adjustments shown in the accompanying earnings release tables, adjusted net income attributable to Valero stockholders was $1.3 billion, or $3.82 per share, compared to $3.1 billion, or $8.27 per share, for the first quarter of 2023.

Refining
The Refining segment reported operating income of $1.7 billion for the first quarter of 2024, compared to $4.1 billion for the first quarter of 2023. Refining throughput volumes averaged 2.8 million barrels per day in the first quarter of 2024.

“We are pleased to report strong financial results for the first quarter despite heavy planned maintenance across our refining system,” said Lane Riggs, Valero’s Chief Executive Officer and President. “Our team’s ability to optimize and maximize throughput while undertaking maintenance activities illustrates the benefits from our long-standing commitment to safe and reliable operations.”

Renewable Diesel
The Renewable Diesel segment, which consists of the Diamond Green Diesel joint venture (DGD), reported $190 million of operating income for the first quarter of 2024, compared to $205 million for the first quarter of 2023. Segment sales volumes averaged 3.7 million gallons per day in the first quarter of 2024, which was 741 thousand gallons per day higher than the first quarter of 2023. The higher sales volumes were due to the impact of additional volumes from the DGD Port Arthur plant, which started up in the fourth quarter of 2022 and was in the process of ramping up production rates in the first quarter of 2023. Operating income in the first quarter of 2024 was lower than the first quarter of 2023 due to lower renewable diesel margin.

Ethanol
The Ethanol segment reported $10 million of operating income for the first quarter of 2024, compared to $39 million for the first quarter of 2023. Adjusted operating income was $39 million for the first quarter of 2024. Ethanol production volumes averaged 4.5 million gallons per day in the first quarter of 2024, which was 283 thousand gallons per day higher than the first quarter of 2023.

Corporate and Other
General and administrative expenses were $258 million in the first quarter of 2024, compared to $244 million in the first quarter of 2023. The effective tax rate for the first quarter of 2024 was 21 percent.

Investing and Financing Activities
Net cash provided by operating activities was $1.8 billion in the first quarter of 2024. Included in this amount was a $160 million unfavorable impact from working capital and $122 million of adjusted net cash provided by operating activities associated with the other joint venture member’s share of DGD. Excluding these items, adjusted net cash provided by operating activities was $1.9 billion in the first quarter of 2024.

Capital investments totaled $661 million in the first quarter of 2024, of which $563 million was for sustaining the business, including costs for turnarounds, catalysts and regulatory compliance. Excluding capital investments attributable to the other joint venture member’s share of DGD and other variable interest entities, capital investments attributable to Valero were $619 million.

Valero returned $1.4 billion to stockholders in the first quarter of 2024, of which $356 million was paid as dividends and $1.0 billion was for the purchase of approximately 6.6 million shares of common stock, resulting in a payout ratio of 74 percent of adjusted net cash provided by operating activities.

Valero defines payout ratio as the sum of dividends paid and the total cost of stock buybacks divided by net cash provided by operating activities adjusted for changes in working capital and DGD’s net cash provided by operating activities, excluding changes in its working capital, attributable to the other joint venture member’s share of DGD.

On January 18, Valero announced an increase of its quarterly cash dividend on common stock from $1.02 per share to $1.07 per share.

Liquidity and Financial Position
Valero repaid the $167 million outstanding principal balance of its 1.200% Senior Notes that matured on March 15, ending the first quarter of 2024 with $8.5 billion of total debt, $2.4 billion of finance lease obligations and $4.9 billion of cash and cash equivalents. The debt to capitalization ratio, net of cash and cash equivalents, was 17 percent as of March 31, 2024.

Strategic Update
The SAF project at the DGD Port Arthur plant is progressing ahead of schedule and is now expected to be operational in the fourth quarter of 2024, with a total cost of $315 million, half of which is attributable to Valero. The project is expected to give the plant the optionality to upgrade approximately 50 percent of its current 470 million gallon renewable diesel annual production capacity to SAF. With the completion of this project, DGD is expected to become one of the largest manufacturers of SAF in the world.

“We remain focused on the things that have been a hallmark of our strategy for over a decade – maintaining operating excellence, executing our projects well, discipline around capital investments, and our commitment to shareholder returns,” said Riggs.

Conference Call
Valero’s senior management will hold a conference call at 10 a.m. ET today to discuss this earnings release and to provide an update on operations and strategy.

About Valero
Valero Energy Corporation, through its subsidiaries (collectively, Valero), is a multinational manufacturer and marketer of petroleum-based and low-carbon liquid transportation fuels and petrochemical products, and it sells its products primarily in the United States (U.S.), Canada, the United Kingdom (U.K.), Ireland and Latin America. Valero owns 15 petroleum refineries located in the U.S., Canada and the U.K. with a combined throughput capacity of approximately

3.2 million barrels per day. Valero is a joint venture member in Diamond Green Diesel Holdings LLC, which owns two renewable diesel plants located in the U.S. Gulf Coast region with a combined production capacity of approximately 1.2 billion gallons per year, and Valero owns 12 ethanol plants located in the U.S. Mid-Continent region with a combined production capacity of approximately 1.6 billion gallons per year. Valero manages its operations through its Refining, Renewable Diesel and Ethanol segments. Please visit investorvalero.com for more information.

Valero Contacts
Investors:
Homer Bhullar, Vice President – Investor Relations and Finance, 210-345-1982
Eric Herbort, Director – Investor Relations and Finance, 210-345-3331
Gautam Srivastava, Director – Investor Relations, 210-345-3992

Media:
Lillian Riojas, Executive Director – Media Relations and Communications, 210-345-5002

Safe-Harbor Statement
Statements contained in this release and the accompanying earnings release tables, or made during the conference call, that state Valero’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” “target,” “will,” “plans,” “forecast, “guidance” and other similar expressions identify forward-looking statements. Forward-looking statements in this release and the accompanying earnings release tables include, and those made on the conference call may include, statements relating to Valero’s low-carbon fuels strategy, expected timing, cost and performance of projects, future market and industry conditions, future operating and financial performance, future production and manufacturing ability and size, and management of future risks, among other matters. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of Valero’s control, such as legislative or political changes or developments, market dynamics, cyberattacks, weather events, and other matters affecting Valero’s operations and financial performance or the demand for Valero’s products. These factors also include, but are not limited to, the uncertainties that remain with respect to current or contemplated legal, political or regulatory developments that are adverse to or restrict refining and marketing operations, or that impose profits, windfall or margin taxes or penalties, global geopolitical and other conflicts and tensions, the impact of inflation on margins and costs, economic activity levels, and the adverse effects the foregoing may have on Valero’s business plan, strategy, operations and financial performance. For more information concerning these and other factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual report on Form 10-K, quarterly reports on Form 10‑Q, and other reports filed with the Securities and Exchange Commission and available on Valero’s website at www.valero.com.

Use of Non-GAAP Financial Information
This earnings release and the accompanying earnings release tables include references to financial measures that are not defined under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures include adjusted net income attributable to Valero stockholders, adjusted earnings per common share – assuming dilution, Refining margin, Renewable Diesel margin, Ethanol margin, adjusted Refining operating income, adjusted Ethanol operating income, adjusted net cash provided by operating activities, and capital investments attributable to Valero. These non-GAAP financial measures have been included to help facilitate the comparison of operating results between periods. See the accompanying earnings release tables for a reconciliation of non-GAAP measures to their most directly comparable GAAP measures. Note (c) to the earnings release tables provides reasons for the use of these non-GAAP financial measures.

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Statement of income data
Revenues	$31,759	$36,439
Cost of sales:
Cost of materials and other	27,682	30,005
Operating expenses (excluding depreciation and amortization expense reflected below)	1,411	1,477
Depreciation and amortization expense	683	650
Total cost of sales	29,776	32,132
Other operating expenses (a)	34	10
General and administrative expenses (excluding depreciation and amortization expense reflected below)	258	244
Depreciation and amortization expense	12	10
Operating income	1,679	4,043
Other income, net (b)	144	129
Interest and debt expense, net of capitalized interest	(140)	(146)
Income before income tax expense	1,683	4,026
Income tax expense	353	880
Net income	1,330	3,146
Less: Net income attributable to noncontrolling interests	85	79
Net income attributable to Valero Energy Corporation stockholders	$1,245	$3,067

Earnings per common share	$3.75	$8.30
Weighted-average common shares outstanding (in millions)	331	369

Earnings per common share – assuming dilution	$3.75	$8.29
Weighted-average common shares outstanding – assuming dilution (in millions)	331	369

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 1

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Eliminations	Total
Three months ended March 31, 2024
Revenues:
Revenues from external customers	$30,143	$702	$914	$—	$31,759
Intersegment revenues	2	709	190	(901)	—
Total revenues	30,145	1,411	1,104	(901)	31,759
Cost of sales:
Cost of materials and other	26,611	1,066	909	(904)	27,682
Operating expenses (excluding depreciation and amortization expense reflected below)	1,184	90	137	—	1,411
Depreciation and amortization expense	600	65	19	(1)	683
Total cost of sales	28,395	1,221	1,065	(905)	29,776
Other operating expenses (a)	5	—	29	—	34
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	258	258
Depreciation and amortization expense	—	—	—	12	12
Operating income by segment	$1,745	$190	$10	$(266)	$1,679

Three months ended March 31, 2023
Revenues:
Revenues from external customers	$34,407	$935	$1,097	$—	$36,439
Intersegment revenues	3	745	223	(971)	—
Total revenues	34,410	1,680	1,320	(971)	36,439
Cost of sales:
Cost of materials and other	28,510	1,331	1,131	(967)	30,005
Operating expenses (excluding depreciation and amortization expense reflected below)	1,261	86	130	—	1,477
Depreciation and amortization expense	572	58	20	—	650
Total cost of sales	30,343	1,475	1,281	(967)	32,132
Other operating expenses	10	—	—	—	10
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	244	244
Depreciation and amortization expense	—	—	—	10	10
Operating income by segment	$4,057	$205	$39	$(258)	$4,043

See Operating Highlights by Segment beginning on Table Page 7.
See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 2

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Reconciliation of net income attributable to Valero Energy Corporation stockholders to adjusted net income attributable to Valero Energy Corporation stockholders
Net income attributable to Valero Energy Corporation stockholders	$1,245	$3,067
Adjustments:
Project liability adjustment (a)	29	—
Income tax benefit related to project liability adjustment	(7)	—
Project liability adjustment, net of taxes	22	—
Gain on early retirement of debt (b)	—	(11)
Income tax expense related to gain on early retirement of debt	—	2
Gain on early retirement of debt, net of taxes	—	(9)
Total adjustments	22	(9)
Adjusted net income attributable to Valero Energy Corporation stockholders	$1,267	$3,058

Reconciliation of earnings per common share – assuming dilution to adjusted earnings per common share – assuming dilution
Earnings per common share – assuming dilution	$3.75	$8.29
Adjustments:
Project liability adjustment (a)	0.07	—
Gain on early retirement of debt (b)	—	(0.02)
Total adjustments	0.07	(0.02)
Adjusted earnings per common share – assuming dilution	$3.82	$8.27

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 3

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Reconciliation of operating income by segment to segment margin, and reconciliation of operating income by segment to adjusted operating income by segment
Refining segment
Refining operating income	$1,745	$4,057
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	1,184	1,261
Depreciation and amortization expense	600	572
Other operating expenses	5	10
Refining margin	$3,534	$5,900

Refining operating income	$1,745	$4,057
Adjustment: Other operating expenses	5	10
Adjusted Refining operating income	$1,750	$4,067

Renewable Diesel segment
Renewable Diesel operating income	$190	$205
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	90	86
Depreciation and amortization expense	65	58
Renewable Diesel margin	$345	$349

Ethanol segment
Ethanol operating income	$10	$39
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	137	130
Depreciation and amortization expense	19	20
Other operating expenses (a)	29	—
Ethanol margin	$195	$189

Ethanol operating income	$10	$39
Adjustment: Other operating expenses (a)	29	—
Adjusted Ethanol operating income	$39	$39

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 4

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Reconciliation of Refining segment operating income to Refining margin (by region), and reconciliation of Refining segment operating income to adjusted Refining segment operating income (by region) (d)
U.S. Gulf Coast region
Refining operating income	$1,007	$2,667
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	664	686
Depreciation and amortization expense	373	349
Other operating expenses	3	10
Refining margin	$2,047	$3,712

Refining operating income	$1,007	$2,667
Adjustment: Other operating expenses	3	10
Adjusted Refining operating income	$1,010	$2,677

U.S. Mid-Continent region
Refining operating income	$269	$602
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	185	194
Depreciation and amortization expense	87	82
Other operating expenses	2	—
Refining margin	$543	$878

Refining operating income	$269	$602
Adjustment: Other operating expenses	2	—
Adjusted Refining operating income	$271	$602

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 5

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Reconciliation of Refining segment operating income to Refining margin (by region) (d) (continued)
North Atlantic region
Refining operating income	$398	$629
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	179	180
Depreciation and amortization expense	63	63
Refining margin	$640	$872

U.S. West Coast region
Refining operating income	$71	$159
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	156	201
Depreciation and amortization expense	77	78
Refining margin	$304	$438

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 6

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Throughput volumes (thousand barrels per day)
Feedstocks:
Heavy sour crude oil	347	344
Medium/light sour crude oil	240	323
Sweet crude oil	1,507	1,489
Residuals	151	224
Other feedstocks	124	140
Total feedstocks	2,369	2,520
Blendstocks and other	391	410
Total throughput volumes	2,760	2,930

Yields (thousand barrels per day)
Gasolines and blendstocks	1,348	1,451
Distillates	991	1,099
Other products (e)	440	402
Total yields	2,779	2,952

Operating statistics (c) (f)
Refining margin (from Table Page 4)	$3,534	$5,900
Adjusted Refining operating income (from Table Page 4)	$1,750	$4,067
Throughput volumes (thousand barrels per day)	2,760	2,930

Refining margin per barrel of throughput	$14.07	$22.37
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.71	4.78
Depreciation and amortization expense per barrel of throughput	2.39	2.17
Adjusted Refining operating income per barrel of throughput	$6.97	$15.42

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 7

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RENEWABLE DIESEL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Operating statistics (c) (f)
Renewable Diesel margin (from Table Page 4)	$345	$349
Renewable Diesel operating income (from Table Page 4)	$190	$205
Sales volumes (thousand gallons per day)	3,729	2,988

Renewable Diesel margin per gallon of sales	$1.02	$1.30
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of sales	0.27	0.32
Depreciation and amortization expense per gallon of sales	0.19	0.22
Renewable Diesel operating income per gallon of sales	$0.56	$0.76

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 8

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
ETHANOL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Operating statistics (c) (f)
Ethanol margin (from Table Page 4)	$195	$189
Adjusted Ethanol operating income (from Table Page 4)	$39	$39
Production volumes (thousand gallons per day)	4,466	4,183

Ethanol margin per gallon of production	$0.48	$0.50
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of production	0.34	0.34
Depreciation and amortization expense per gallon of production	0.05	0.05
Adjusted Ethanol operating income per gallon of production	$0.09	$0.11

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 9

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Operating statistics by region (d)
U.S. Gulf Coast region (c) (f)
Refining margin (from Table Page 5)	$2,047	$3,712
Adjusted Refining operating income (from Table Page 5)	$1,010	$2,677
Throughput volumes (thousand barrels per day)	1,594	1,714

Refining margin per barrel of throughput	$14.11	$24.06
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.58	4.45
Depreciation and amortization expense per barrel of throughput	2.57	2.26
Adjusted Refining operating income per barrel of throughput	$6.96	$17.35

U.S. Mid-Continent region (c) (f)
Refining margin (from Table Page 5)	$543	$878
Adjusted Refining operating income (from Table Page 5)	$271	$602
Throughput volumes (thousand barrels per day)	452	493

Refining margin per barrel of throughput	$13.20	$19.77
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.50	4.36
Depreciation and amortization expense per barrel of throughput	2.10	1.85
Adjusted Refining operating income per barrel of throughput	$6.60	$13.56

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 10

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Operating statistics by region (d) (continued)
North Atlantic region (c) (f)
Refining margin (from Table Page 6)	$640	$872
Refining operating income (from Table Page 6)	$398	$629
Throughput volumes (thousand barrels per day)	449	464

Refining margin per barrel of throughput	$15.67	$20.89
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.37	4.32
Depreciation and amortization expense per barrel of throughput	1.55	1.52
Refining operating income per barrel of throughput	$9.75	$15.05

U.S. West Coast region (c) (f)
Refining margin (from Table Page 6)	$304	$438
Refining operating income (from Table Page 6)	$71	$159
Throughput volumes (thousand barrels per day)	265	259

Refining margin per barrel of throughput	$12.62	$18.81
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	6.47	8.61
Depreciation and amortization expense per barrel of throughput	3.19	3.35
Refining operating income per barrel of throughput	$2.96	$6.85

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 11

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended March 31,
	2024	2023
Refining
Feedstocks (dollars per barrel)
Brent crude oil	$81.83	$82.20
Brent less West Texas Intermediate (WTI) crude oil	4.76	6.09
Brent less WTI Houston crude oil	2.93	4.29
Brent less Dated Brent crude oil	(1.38)	0.92
Brent less Argus Sour Crude Index crude oil	4.96	8.41
Brent less Maya crude oil	12.29	19.39
Brent less Western Canadian Select Houston crude oil	11.58	17.36
WTI crude oil	77.07	76.11

Natural gas (dollars per million British thermal units)	1.79	2.25

Renewable volume obligation (RVO) (dollars per barrel) (g)	3.68	8.20

Product margins (RVO adjusted unless otherwise noted) (dollars per barrel)
U.S. Gulf Coast:
Conventional Blendstock of Oxygenate Blending (CBOB) gasoline less Brent	8.13	10.03
Ultra-low-sulfur (ULS) diesel less Brent	24.61	30.27
Propylene less Brent (not RVO adjusted)	(47.26)	(42.21)
U.S. Mid-Continent:
CBOB gasoline less WTI	9.11	17.70
ULS diesel less WTI	22.92	34.10
North Atlantic:
CBOB gasoline less Brent	8.85	11.32
ULS diesel less Brent	28.21	33.30
U.S. West Coast:
California Reformulated Gasoline Blendstock of Oxygenate Blending 87 gasoline less Brent	19.94	24.71
California Air Resources Board diesel less Brent	26.60	31.83

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 12

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended March 31,
	2024	2023
Renewable Diesel
New York Mercantile Exchange ULS diesel (dollars per gallon)	$2.71	$2.93
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	0.58	1.63
California Low-Carbon Fuel Standard carbon credit (dollars per metric ton)	63.55	65.68
U.S. Gulf Coast (USGC) used cooking oil (dollars per pound)	0.40	0.62
USGC distillers corn oil (dollars per pound)	0.48	0.63
USGC fancy bleachable tallow (dollars per pound)	0.41	0.60

Ethanol
Chicago Board of Trade corn (dollars per bushel)	4.35	6.60
New York Harbor ethanol (dollars per gallon)	1.64	2.30

Table Page 13

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars)
(unaudited)

	March 31,	December 31,
	2024	2023
Balance sheet data
Current assets	$25,674	$26,221
Cash and cash equivalents included in current assets	4,917	5,424
Inventories included in current assets	7,912	7,583
Current liabilities	16,149	16,802
Valero Energy Corporation stockholders’ equity	26,057	26,346
Total equity	28,824	28,524
Debt and finance lease obligations:
Debt –
Current portion of debt (excluding variable interest entities (VIEs))	$189	$167
Debt, less current portion of debt (excluding VIEs)	7,834	8,021
Total debt (excluding VIEs)	8,023	8,188
Current portion of debt attributable to VIEs	438	1,030
Debt, less current portion of debt attributable to VIEs	—	—
Total debt attributable to VIEs	438	1,030
Total debt	8,461	9,218
Finance lease obligations –
Current portion of finance lease obligations (excluding VIEs)	200	183
Finance lease obligations, less current portion (excluding VIEs)	1,548	1,428
Total finance lease obligations (excluding VIEs)	1,748	1,611
Current portion of finance lease obligations attributable to VIEs	26	26
Finance lease obligations, less current portion attributable to VIEs	662	669
Total finance lease obligations attributable to VIEs	688	695
Total finance lease obligations	2,436	2,306
Total debt and finance lease obligations	$10,897	$11,524

	Three Months Ended March 31,
	2024	2023
Reconciliation of net cash provided by operating activities to adjusted net cash provided by operating activities (c)
Net cash provided by operating activities	$1,846	$3,170
Exclude:
Changes in current assets and current liabilities	(160)	(534)
Diamond Green Diesel LLC’s (DGD) adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD	122	123
Adjusted net cash provided by operating activities	$1,884	$3,581

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 14

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Reconciliation of capital investments to capital investments attributable to Valero (c)
Capital expenditures (excluding VIEs)	$128	$175
Capital expenditures of VIEs:
DGD	69	90
Other VIEs	3	—
Deferred turnaround and catalyst cost expenditures (excluding VIEs)	452	235
Deferred turnaround and catalyst cost expenditures of DGD	9	24
Capital investments	661	524
Adjustments:
DGD’s capital investments attributable to the other joint venture member	(39)	(57)
Capital expenditures of other VIEs	(3)	—
Capital investments attributable to Valero	$619	$467

Dividends per common share	$1.07	$1.02

See Notes to Earnings Release Tables beginning on Table Page 16.

Table Page 15

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES

(a)In March 2021, we announced our participation in a then-proposed large-scale carbon capture and sequestration pipeline system with Navigator Energy Services (Navigator). In October 2023, Navigator announced that it decided to cancel this project. Under the terms of the agreements associated with the project, we have some rights from and obligations to Navigator, including a portion of the aggregate project costs to date. As a result, we recognized a charge of $29 million in the three months ended March 31, 2024 related to our expected obligation to Navigator.
(b)“Other income, net” includes a net gain of $11 million in the three months ended March 31, 2023 related to the early retirement of $199 million aggregate principal amount of various series of our senior notes.
(c)We use certain financial measures (as noted below) in the earnings release tables and accompanying earnings release that are not defined under GAAP and are considered to be non-GAAP measures.

We have defined these non-GAAP measures and believe they are useful to the external users of our financial statements, including industry analysts, investors, lenders, and rating agencies. We believe these measures are useful to assess our ongoing financial performance because, when reconciled to their most comparable GAAP measures, they provide improved comparability between periods after adjusting for certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable GAAP measures nor should they be considered in isolation or as a substitute for an analysis of our results of operations as reported under GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because we may define them differently, which diminishes their utility.

Non-GAAP measures are as follows:

◦Adjusted net income attributable to Valero Energy Corporation stockholders is defined as net income attributable to Valero Energy Corporation stockholders adjusted to reflect the items noted below, along with their related income tax effect. The income tax effect for the adjustments was calculated using a combined U.S. federal and state statutory rate of 22.5 percent. We have adjusted for these items because we believe that they are not indicative of our core operating performance and that their adjustment results in an important measure of our ongoing financial performance to better assess our underlying business results and trends. The basis for our belief with respect to each adjustment is provided below.

–Project liability adjustment – The project liability adjustment related to the cancellation of Navigator’s project (see note (a)) is not indicative of our ongoing operations.

–Gain on early retirement of debt – Discounts, premiums, and other expenses recognized in connection with the early retirement of various series of our senior notes (see note (b)) are not associated with the ongoing costs of our borrowing and financing activities.

◦Adjusted earnings per common share – assuming dilution is defined as adjusted net income attributable to Valero Energy Corporation stockholders divided by the number of weighted-average shares outstanding in the applicable period, assuming dilution.

◦Refining margin is defined as Refining segment operating income excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, and other operating expenses. We believe Refining margin is an important measure of our Refining segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.
◦Renewable Diesel margin is defined as Renewable Diesel segment operating income excluding operating expenses (excluding depreciation and amortization expense) and depreciation and amortization expense. We believe Renewable Diesel margin is an important measure of our Renewable Diesel segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

Table Page 16

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
◦Ethanol margin is defined as Ethanol segment operating income excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, and other operating expenses. We believe Ethanol margin is an important measure of our Ethanol segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Adjusted Refining operating income is defined as Refining segment operating income excluding other operating expenses. We believe adjusted Refining operating income is an important measure of our Refining segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted Ethanol operating income is defined as Ethanol segment operating income excluding other operating expenses. We believe adjusted Ethanol operating income is an important measure of our Ethanol segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted net cash provided by operating activities is defined as net cash provided by operating activities excluding the items noted below. We believe adjusted net cash provided by operating activities is an important measure of our ongoing financial performance to better assess our ability to generate cash to fund our investing and financing activities. The basis for our belief with respect to each excluded item is provided below.

–Changes in current assets and current liabilities – Current assets net of current liabilities represents our operating liquidity. We believe that the change in our operating liquidity from period to period does not represent cash generated by our operations that is available to fund our investing and financing activities.

–DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD – We are a 50 percent joint venture member in DGD and we consolidate DGD’s financial statements. Our Renewable Diesel segment includes the operations of DGD and the associated activities to market its products. Because we consolidate DGD’s financial statements, all of DGD’s net cash provided by operating activities (or operating cash flow) is included in our consolidated net cash provided by operating activities.

DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each member and only 50 percent of DGD’s operating cash flow should be attributed to our net cash provided by operating activities. Therefore, we have adjusted our net cash provided by operating activities for the portion of DGD’s operating cash flow attributable to the other joint venture member’s ownership interest because we believe that it more accurately reflects the operating cash flow available to us to fund our investing and financing activities. The adjustment is calculated as follows (in millions):

	Three Months Ended March 31,
	2024	2023
DGD operating cash flow data
Net cash used in operating activities	$(6)	$(71)
Exclude: Changes in current assets and current liabilities	(250)	(318)
Adjusted net cash provided by operating activities	244	247
Other joint venture member’s ownership interest	50%	50%
DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD	$122	$123

Table Page 17

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
◦Capital investments attributable to Valero is defined as all capital expenditures and deferred turnaround and catalyst cost expenditures presented in our consolidated statements of cash flows, excluding the portion of DGD’s capital investments attributable to the other joint venture member and all of the capital expenditures of VIEs other than DGD.
DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each member, only 50 percent of DGD’s capital investments should be attributed to our net share of total capital investments. We also exclude the capital expenditures of other VIEs that we consolidate because we do not operate those VIEs. We believe capital investments attributable to Valero is an important measure because it more accurately reflects our capital investments.

(d)The Refining segment regions reflected herein contain the following refineries: U.S. Gulf Coast- Corpus Christi East, Corpus Christi West, Houston, Meraux, Port Arthur, St. Charles, Texas City, and Three Rivers Refineries; U.S. Mid Continent- Ardmore, McKee, and Memphis Refineries; North Atlantic- Pembroke and Quebec City Refineries; and U.S. West Coast- Benicia and Wilmington Refineries.

(e)Primarily includes petrochemicals, gas oils, No. 6 fuel oil, petroleum coke, sulfur, and asphalt.

(f)Valero uses certain operating statistics (as noted below) in the earnings release tables and the accompanying earnings release to evaluate performance between comparable periods. Different companies may calculate them in different ways.

All per barrel of throughput, per gallon of sales, and per gallon of production amounts are calculated by dividing the associated dollar amount by the throughput volumes, sales volumes, and production volumes for the period, as applicable.

Throughput volumes, sales volumes, and production volumes are calculated by multiplying throughput volumes per day, sales volumes per day, and production volumes per day (as provided in the accompanying tables), respectively, by the number of days in the applicable period. We use throughput volumes, sales volumes, and production volumes for the Refining segment, Renewable Diesel segment, and Ethanol segment, respectively, due to their general use by others who operate facilities similar to those included in our segments. We believe the use of such volumes results in per unit amounts that are most representative of the product margins generated and the operating costs incurred as a result of our operation of those facilities.
(g)The RVO cost represents the average market cost on a per barrel basis to comply with the Renewable Fuel Standard program. The RVO cost is calculated by multiplying (i) the average market price during the applicable period for the RINs associated with each class of renewable fuel (i.e., biomass-based diesel, cellulosic biofuel, advanced biofuel, and total renewable fuel) by (ii) the quotas for the volume of each class of renewable fuel that must be blended into petroleum-based transportation fuels consumed in the U.S., as set or proposed by the U.S. Environmental Protection Agency, on a percentage basis for each class of renewable fuel and adding together the results of each calculation.

Table Page 18